SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 19, 2002

                            Pathfinder Bancorp, Inc.
          -------------------------------------------------------------

             (Exact name of registrant as specified in its charter)

       Federal                        000-23601                 16-1540137
----------------------------     ---------------------      --------------------
 (State or other jurisdiction     (Commission File No.)        (I.R.S. Employer
   of incorporation)                                      Identification No.)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (315) 343-0057
                                 --------------


                                 NOT APPLICABLE
         --------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item  5.  Other  Events

On December 19, 2002, Pathfinder Bancorp, Inc. issued the enclosed press release regarding the announcement of a stock repurchase program and a dividend declaration.


ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

EXHIBIT  99        PRESS  RELEASE  DATED  DECEMBER  19,  2002



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           PATHFINDER  BANCORP,  INC.


Date:  December  19,  2002     By:  /s/  Thomas  W.  Schneider
                               -------------------------------------
                               Thomas  W.  Schneider
                               President  and  Chief  Executive Officer

                                  EXHIBIT  INDEX


The  following  Exhibit  is  filed  as  part  of  this  report:

Exhibit  99      Press  Release


                                   EXHIBIT  99


NEWS  RELEASE

214  W.  FIRST  STREET
OSWEGO,  NEW  YORK  13126

CONTACT:     THOMAS  W.  SCHNEIDER
             PRESIDENT  &  CEO
             JAMES  A.  DOWD
             VICE  PRESIDENT  &  CFO


FOR  IMMEDIATE  RELEASE

DECEMBER  19,  2002


                       PATHFINDER BANCORP, INC. ANNOUNCES
                 STOCK REPURCHASE PROGRAM AND DECLARES DIVIDEND

OSWEGO, NEW YORK - Pathfinder Bancorp, Inc. announced today that it is commencing a stock repurchase program to acquire up to 102,000 shares of the Company's common stock, which represents approximately 10% of the publicly traded common stock outstanding.

Thomas W. Schneider, President and Chief Executive Officer of the Company, stated that the Board of Directors has authorized the repurchase program, which will expire within six months. Mr. Schneider stated the Board of Directors considers the common stock to be an attractive investment, particularly in view of the current price at which the common stock is trading relative to the company's earnings per share and book value per share and market and economic factors generally, as well as other factors.

According to Mr. Schneider, the repurchases are authorized to be made by the Company from time to time during the next six months as, in the opinion of management, market conditions warrant. Any repurchased shares will be held as treasury stock and will be available for general corporate purposes.

Mr. Schneider also announced that the company has declared a cash dividend of $.08 per share on the company's common stock for the fiscal quarter ending December 31, 2002. The dividend will be payable to all shareholder's of record
December  31,  2002  and  will  be  paid  on  January  13,  2003.

PathFinder  Bancorp,  Inc.  is  the mid-tier holding company of PathFinder Bank.
PathFinder Bank is a New York State chartered savings bank headquartered in Oswego, New York whose deposits are insured by the Federal Deposit Insurance Corporation. The Bank has six full service offices located in its market area within Oswego County.